Capital and financial risk management	12 Months Ended
Mar. 31, 2024
Capital and financial risk management
Capital and financial risk management

22. Capital and financial risk management

This note details the treasury management and financial risk management objectives and policies, as well as the exposure and sensitivity of the Group to credit, liquidity, interest and foreign exchange risk, and the policies in place to monitor and manage these risks.

Accounting policies

Financial instruments

Financial assets and financial liabilities, in respect of financial instruments, are recognised on the Group’s consolidated statement of financial position when the Group becomes a party to the contractual provisions of the instrument.

Financial liabilities and equity instruments

Financial liabilities and equity instruments issued by the Group are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability and an equity instrument. An equity instrument is any contract that provides a residual interest in the assets of the Group after deducting all of its liabilities and includes no obligation to deliver cash or other financial assets. The accounting policies adopted for specific financial liabilities and equity instruments are set out below.

Derivative financial instruments and hedge accounting

The Group’s activities expose it to the financial risks of changes in foreign exchange rates and interest rates which it manages using derivative financial instruments. The use of financial derivatives is governed by the Group’s policies approved by the Board of Directors, which provide written principles on the use of financial derivatives consistent with the Group’s risk management strategy. The Group does not use derivative financial instruments for speculative purposes.

The Group designates certain derivatives as:

–	hedges of the change in fair value of recognised assets and liabilities (‘fair value hedges’);
–	hedges of highly probable forecast transactions or hedges of foreign currency or interest rate risks of firm commitments (‘cash flow hedges’); or
–	hedges of net investments in foreign operations.

22. Capital and financial risk management (continued)

Derivative financial instruments are initially measured at fair value on the contract date and are subsequently re-measured to fair value at each reporting date. Changes in values of all derivatives of a financing nature are included within investment income and financing costs in the income statement unless designated in an effective cash flow hedge relationship or a hedge of a net investment in foreign operations when the effective portion of changes in value are deferred to other comprehensive income. Hedge effectiveness is determined at the inception of the hedge relationship, and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument. For fair value hedges, the carrying value of the hedged item is also adjusted for changes in fair value for the hedged risk, with gains and losses recognised in the income statement.

Hedge accounting is discontinued when the hedging instrument expires or is sold, terminated, exercised or no longer qualifies for hedge accounting. When hedge accounting is discontinued, any gain or loss recognised in other comprehensive income at that time remains in equity and is recognised in the income statement when the hedged transaction is ultimately recognised in the income statement.

For cash flow hedges, when the hedged item is recognised in the income statement, amounts previously recognised in other comprehensive income and accumulated in equity for the hedging instrument are reclassified to the income statement. However, when the hedged transaction results in the recognition of a non-financial asset or a non-financial liability, the gains and losses previously recognised in other comprehensive income and accumulated in equity are transferred from equity and included in the initial measurement of the cost of the non-financial asset or non-financial liability. If a forecast transaction is no longer expected to occur, the gain or loss accumulated in equity is recognised immediately in the income statement.

For net investment hedges, gains and losses accumulated in other comprehensive income are included in the income statement when the foreign operation is disposed of.

Capital management

The following table summarises the capital of the Group at 31 March:

	2024	2023
	€m	€m
Borrowings (note 21)	56,987	66,390
Cash and cash equivalents (note 19)	(6,183)	(11,705)
Derivative financial instruments included in trade and other receivables (note 14)	(4,226)	(6,124)
Derivative financial instruments included in trade and other payables (note 15)	1,524	1,422
Short-term investments (note 13)	(3,225)	(4,305)
Collateral assets (note 13)	(741)	(239)
Financial liabilities under put option arrangements	–	485
Equity	60,998	64,483
Capital	105,134	110,407

The Group’s policy is to borrow centrally using a mixture of long-term and short-term capital market issues and borrowing facilities to meet anticipated funding requirements. These borrowings, together with cash generated from operations, are loaned internally or contributed as equity to certain subsidiaries.

Dividends from joint ventures and associates and to non-controlling shareholders

Dividend policies within shareholder agreements for certain of the Group’s associates and joint ventures give the Group certain rights to receive dividends but are generally paid at the discretion of the Board of Directors or shareholders. We do not have existing obligations to pay dividends to non-controlling interest partners of our subsidiaries. The amount of dividends received and paid in the year are disclosed in the consolidated statement of cash flows.

22. Capital and financial risk management (continued)

Sale of trade receivables

During the year, the Group sold certain trade receivables to a number of financial institutions. Whilst there are no repurchase obligations in respect of these receivables, the Group provided credit guarantees which would only become payable if default rates were significantly higher than historical rates. The credit guarantee is not considered substantive and substantially all risks and rewards associated with the receivables passed to the purchaser at the date of sale, therefore the receivables were derecognised. The maximum payable under the guarantees at 31 March 2024 was €1,929 million (2023: €1,927 million). No provision has been made in respect of these guarantees as the likelihood of a cash outflow has been assessed as remote.

Supplier financing arrangements

The Group offers suppliers the opportunity to use supply chain financing (‘SCF’). SCF allows suppliers that decide to use it to receive funding earlier than the invoice due date. At 31 March 2024, the financial institutions that run the SCF programmes had purchased €2.2 billion (2023: €2.4 billion) of outstanding supplier invoices, principally from larger suppliers. The Group does not provide any financial guarantees to the financial institutions under this programme and continues to cash settle supplier payables in accordance with their contractual terms. As such, the programme does not change the Group’s net debt, trade payable balances or cash flows.

The Group evaluates supplier arrangements against a number of indicators to assess if the payable continues to hold the characteristics of a trade payable or should be classified as borrowings; these indicators include whether the payment terms exceed the shorter of customary payment terms in the industry or 180 days. At 31 March 2024, none of the payables subject to supplier financing arrangements met the criteria to be reclassified as borrowings.

Financial risk management

The Group’s treasury function centrally manages the Group’s funding requirement, net foreign exchange exposure, interest rate management exposures and counterparty risk arising from investments and derivatives. Treasury operations are conducted within a framework of policies and guidelines authorised and reviewed by the Board, most recently in March 2024. A treasury risk committee comprising of the Group’s Chief Financial Officer, Group General Counsel and Company Secretary, Group Corporate Finance Director, Group Treasury Director and Group Director of Financial Controlling and Operations meets three times a year to review treasury activities and its members receive management information relating to treasury activities on a quarterly basis. The Group’s Internal Auditor reviews the internal control environment regularly.

No bonds issued by the Group or the Revolving Credit Facilities are subject to financial covenant ratios. Approximately €32 billion (2023: €35 billion) of issued bonds have a change of control clause. The Group uses derivative instruments for currency and interest rate risk management purposes that are transacted by specialist treasury personnel. The Group mitigates banking sector credit risk by the use of collateral support agreements.

The Group’s financial risk management policies seek to reduce the Group’s exposure to any future disruption to financial markets, including any future impacts from global economic and political uncertainty and other macro economic events.

The Group has combined cash and cash equivalent and short-term investments of €9.4 billion, providing significant headroom over short-term liquidity requirements. Additionally the Group maintains undrawn revolving credit facilities of €7.8 billion euro equivalent. As at 31 March 2024 and after hedging, substantially all the Group’s borrowings are held on a fixed interest basis, mitigating exposure to interest rate risk. The Group has no significant currency exposures other than positions in economic hedging relationships. The Group’s credit risk under financing activities is spread across a portfolio of highly rated institutions to reduce counterparty exposures and derivative balances are substantially all collateralised. The Group’s operating activities result in customer credit risk, for which provisions for expected credit losses are recognised.

22. Capital and financial risk management (continued)

Credit risk

Credit risk is the risk that a counterparty will not meet its obligations under a financial asset leading to a financial loss for the Group. The Group is exposed to credit risk from its operating activities and from its financing activities, the Group considers its maximum exposure to credit risk at 31 March to be:

	2024	2023
	€m	€m
Cash and bank deposits (note 19)	4,168	3,924
Money market funds (note 19)	2,015	7,781
Managed investment funds (note 13)	2,024	2,967
Bonds and debt securities (note 13)	2,142	2,337
Collateral assets (note 13)	741	239
Other investments (note 13)	1,126	2,473
Derivative financial instruments (note 14)	4,226	6,124
Trade receivables (note 14)[1]	5,513	6,158
Contract assets and other receivables (note 14)	4,067	4,353
Financial Guarantees[2]	2,038	3,381
	28,060	39,737

Note:

1	Includes amounts guaranteed under sales of trade receivables €1,929 million (2023: €1,927 million).
2	Principally comprises Vodafone Group Plc’s guarantee of the Group’s share in a multicurrency loan facility, amounting to US$1 billion and €0.6 billion (2023: US$1.75 billion), which forms part of its overall joint venture investment in TPG Telecom Ltd. The Group’s share of these loan balances is included in the net investment in joint venture (see note 12 'Investments in associates and joint arrangements'). Financial guarantees also includes INR42.5 billion (2023: INR42.5 billion) in relation to the secondary pledge over shares owned by Vodafone Group in Indus Towers (see note 29 'Contingent liabilities and legal proceedings').

Expected credit loss

The Group has financial assets classified and measured at amortised cost and fair value through other comprehensive income that are subject to the expected credit loss model requirements of IFRS 9. Cash and bank deposits and certain other investments are both classified and measured at amortised cost and subject to impairment requirements. However, the identified expected credit loss is considered to be immaterial.

Information about expected credit losses for trade receivables and contract assets can be found under ‘Operating activities’ on page 195.

Financing activities

The Group invests in government securities on the basis they generate a fixed rate of return and are amongst the most creditworthy of investments available.

Investments are made in accordance with established internal treasury policies which dictate the scaled maximum exposure permissible in relation to an investment’s long-term credit rating. The Group invests in AAA unsecured money market mutual funds, where the investment is limited to 10% of each fund; A to AAA government securities, both directly and through money market mutual funds; and has two managed investment funds that hold securities with an average credit quality of AA.

In respect of financial instruments used by the Group’s treasury function, the aggregate credit risk the Group may have with one counterparty is limited by reference to the long-term credit ratings assigned for that counterparty by Moody’s, Fitch Ratings and Standard & Poor’s. Furthermore, collateral support agreements reduce the Group’s exposure to counterparties who must post collateral when there is value due to the Group under outstanding derivative contracts that exceeds a contractually agreed threshold amount. When value is due to the counterparty the Group is required to post collateral on identical terms. Such cash collateral is adjusted daily as necessary.

22. Capital and financial risk management (continued)

In the event of any default, ownership of the collateral would revert to the respective holder at that point. Detailed below is the value of the cash collateral, which is reported within current borrowings, held by the Group at 31 March:

	2024	2023
	€m	€m
Collateral liabilities	2,628	4,886

In addition, as discussed in note 29 ‘Contingent liabilities and legal proceedings’, the Group has covenanted to provide security in favour of the trustee of the Vodafone Group UK Pension Scheme in respect of the funding deficit in the scheme and pledged security in relation to the Indus Towers merger. The Group has also pledged cash as collateral against derivative financial instruments as disclosed in note 13 ‘Other investments’.

Operating activities

Customer credit risk is managed by the Group’s business units which each have policies, procedures and controls relating to customer credit risk management. Outstanding trade receivables and contract assets are regularly reviewed to monitor any changes in credit risk with concentrations of credit risk considered to be limited given that the Group’s customer base is large and unrelated. The Group applies the simplified approach and records lifetime expected credit losses for trade receivables and contract assets. Expected credit losses are measured using historical cash collection data for periods of at least 24 months wherever possible and grouped into various customer segments based on product or customer type. The historical loss rates are adjusted where macroeconomic factors, for example changes in interest rates or unemployment rates, or other commercial factors are expected to have a significant impact when determining future expected credit loss rates. For trade receivables the expected credit loss provision is calculated using a provision matrix, in which the provision increases as balances age, and for receivables paid in instalments and contract assets a weighted loss rate is calculated to reflect the period over which the amounts become due for payment by the customer. Trade receivables and contract assets are written off when each business unit determines there to be no reasonable expectation of recovery and enforcement activity has ceased.

Movements in the allowance for expected credit losses during the year were as follows:

					Trade receivables held
			Trade receivables held		at fair value through
	Contract assets		at amortised cost		other comprehensive income
	Re-presented[1]		Re-presented[1]		Re-presented[1]
	2024	2023	2024	2023	2024	2023
	€m	€m	€m	€m	€m	€m
1 April	78	83	1,149	1,342	71	108
Exchange movements	(1)	(3)	(41)	(72)	1	1
Amounts charged to credit losses on financial assets	96	128	419	360	82	17
Transfer of assets held for sale	(31)	6	(324)	256	(16)	2
Other[2]	(122)	(136)	(438)	(737)	(60)	(57)
31 March	20	78	765	1,149	78	71

Notes:

1	The results for the year ended 31 March 2023 have been re-presented to reflect that the results of Vodafone Spain and Vodafone Italy are now reported as discontinued operations. See note 7 ‘Discontinued operations and assets held for sale’ for more information.
2	Primarily utilisation of the provision by way of write-off.

22. Capital and financial risk management (continued)

Expected credit losses are presented as net credit losses on financial assets within operating profit and subsequent recoveries of amounts previously written off are credited against the same line item.

The majority of the Group’s trade receivables are due for maturity within 90 days and largely comprise amounts receivable from consumers and business customers. The table below presents information on trade receivables past due¹ and their associated expected credit losses:

		Trade receivables at amortised cost past due
		30 days	31-60	61-180	180
31 March 2024	Due €m	or less €m	days €m	days €m	days+ €m	Total €m
Gross carrying amount	2,199	347	122	308	638	3,614
Expected credit loss allowance	(52)	(56)	(26)	(111)	(520)	(765)
Net carrying amount	2,147	291	96	197	118	2,849

		Trade receivables at amortised cost past due
		30 days	31–60	61–180	180
31 March 2023	Due €m	or less €m	days €m	days €m	days+ €m	Total €m
Gross carrying amount	2,465	599	163	329	957	4,513
Expected credit loss allowance	(67)	(64)	(50)	(173)	(831)	(1,185)
Net carrying amount	2,398	535	113	156	126	3,328

Note:

1	Contract assets relate to amounts not yet due from customers. These amounts will be reclassified as trade receivables before they become due. Trade receivables at fair value through other comprehensive income are not materially past due.

22. Capital and financial risk management (continued)

Liquidity risk

Liquidity is reviewed daily on at least a 12 month rolling basis and stress tested on the assumption that any commercial paper outstanding matures and is not reissued. The Group maintains substantial cash and cash equivalents which at 31 March 2024 amounted to cash €6.2 billion (2023: €11.7 billion) and undrawn committed facilities of €8.0 billion (2023: €8.0 billion), principally US dollar and euro revolving credit facilities of US$4.0 billion (€3.7 billion) and €4.1 billion and which mature in 2028 and 2029 respectively. The Group manages liquidity risk on non-current borrowings by maintaining a varied maturity profile with a cap on the level of debt maturity in any one calendar year, therefore minimising refinancing risk. Non-current borrowings mature between 1 and 39 years.

The maturity profile of the anticipated future cash flows including interest in relation to the Group’s non-derivative financial liabilities on an undiscounted basis which, therefore, differs from both the carrying value and fair value, is as follows:

						Trade payables and
Maturity profile[1]	Bank loans €m	Bonds €m	Lease liabilities €m	Other2 €m	Total borrowings €m	other financial liabilities3 €m	Total €m
Within one year	365	2,871	2,603	4,747	10,586	10,891	21,477
In one to two years	140	5,860	1,984	247	8,231	128	8,359
In two to three years	27	5,608	1,599	245	7,479	–	7,479
In three to four years	91	2,310	1,461	226	4,088	–	4,088
In four to five years	161	3,437	1,129	422	5,149	–	5,149
In more than five years	72	40,826	2,366	277	43,541	–	43,541
	856	60,912	11,142	6,164	79,074	11,019	90,093
Effect of discount/financing rates	(89)	(20,169)	(1,470)	(359)	(22,087)	(7)	(22,094)
31 March 2024	767	40,743	9,672	5,805	56,987	11,012	67,999
Within one year	308	6,234	3,452	6,764	16,758	15,370	32,128
In one to two years	235	3,070	2,574	423	6,302	51	6,353
In two to three years	110	5,725	2,200	259	8,294	–	8,294
In three to four years	18	5,500	1,981	258	7,757	–	7,757
In four to five years	70	2,212	1,810	233	4,325	–	4,325
In more than five years	128	42,325	3,240	599	46,292	–	46,292
	869	65,066	15,257	8,536	89,728	15,421	105,149
Effect of discount/financing rates	(74)	(20,950)	(1,893)	(421)	(23,338)	(3)	(23,341)
31 March 2023	795	44,116	13,364	8,115	66,390	15,418	81,808

Notes:

1

Maturities reflect contractual cash flows applicable except in the event of a change of control or event of default, upon which lenders have the right, but not the obligation, to request payment within 30 days. This also applies to undrawn committed facilities. There is no debt that is subject to a material adverse change clause. Where there is a choice of contractual cash flow dates, principally on 'hybrid bonds', the expected settlement date is used.

2

Includes spectrum licence payables with maturity profile €153 million (2023: €196 million) within one year, €187 million (2023: €170 million) in one to two years, €187 million (2023: €199 million) in two to three years, €187 million (2023: €199 million) in three to four years, €187 million (2023: €199 million) in four to five years and €276 million (2023: €587 million) in more than five years. Also includes €2,628 million (2023: €4,886 million) in relation to cash received under collateral support agreements shown within 1 year.

3	Includes financial liabilities under put option arrangements and non-derivative financial liabilities presented within trade and other payables.

22. Capital and financial risk management (continued)

The maturity profile of the Group’s financial derivatives (which include interest rate swaps, cross-currency interest rate swaps and foreign exchange swaps) using undiscounted cash flows, is as follows:

	2024			2023
	Payable[1]	Receivable[1]	Total	Payable[1]	Receivable[1]	Total
	€m	€m	€m	€m	€m	€m
Within one year	(7,181)	7,886	705	(17,845)	18,527	682
In one to two years	(4,984)	5,466	482	(3,534)	4,055	521
In two to three years	(5,496)	5,910	414	(4,028)	4,441	413
In three to four years	(2,457)	2,909	452	(2,186)	2,567	381
In four to five years	(3,451)	4,020	569	(2,265)	2,681	416
In more than five years	(40,415)	46,561	6,146	(38,494)	44,586	6,092
	(63,984)	72,752	8,768	(68,352)	76,857	8,505
Effect of discount/financing rates			(6,066)			(3,803)
Financial derivative net receivable			2,702			4,702

Note:

1	Payables and receivables are stated separately in the table above where cash settlement is on a gross basis.

Market risk

Interest rate management

Under the Group’s interest rate management policy, interest rates on long-term monetary assets and liabilities are principally maintained on a fixed rate basis.

At 31 March 2024 and after hedging, substantially all of our outstanding liabilities are held on a fixed interest rate basis in accordance with treasury policy.

For each one hundred basis point rise in market interest rates for all currencies in which the Group had borrowings at 31 March 2024 there would be an increase in profit before tax by €13 million (2023: €27 million) including mark to market revaluations of interest rate and other derivatives and the potential interest on cash and short-term investments. There would be no material impact on equity.

At 31 March 2024, the Group had limited exposure through interest rate derivatives and floating rate bonds referencing LIBOR and other interbank offered rates (IBORs).

Foreign exchange management

As Vodafone’s primary listing is on the London Stock Exchange its share price is quoted in sterling. Since the sterling share price represents the value of its future multi-currency cash flows, principally in euro, South African rand and sterling, the Group maintains the currency of debt and interest charges in proportion to its expected future principal cash flows and has a policy to hedge external foreign exchange risks on transactions denominated in other currencies above a certain de minimis level.

At 31 March 2024 6% of net debt was denominated in currencies other than euro (4% South African rand and 2% other). This allows South African rand to be serviced in proportion to expected future cash flows and therefore provides a partial economic hedge against income statement translation exposure.

Under the Group’s foreign exchange management policy, foreign exchange transaction exposure in Group companies is generally maintained at the lower of €5 million per currency per month or €15 million per currency over a six month period.

The Group recognises foreign exchange movements in equity for the translation of net investment hedging instruments and balances treated as investments in foreign operations. However, there is no net impact on equity for exchange rate movements on net investment hedging instruments as there would be an offset in the currency translation of the foreign operation. At 31 March 2024 the Group held financial liabilities in a net investment hedge against the Group’s South African rand operations. Sensitivity to foreign exchange movements on the hedging liabilities, analysed against a strengthening of the South African rand by 10% (2023: 12%) would result in a decrease in equity of €154 million (2023: €267million) which would be fully offset by foreign exchange movements on the hedged net assets. In addition, cash flow hedges of principally US dollar borrowings would result in an increase in equity of €73 million (2023: €204 million) against a strengthening of US dollar by 3% (2023: 5%).

22. Capital and financial risk management (continued)

The Group income statement is exposed to foreign exchange risk from both the generation of profits and losses in currencies other than euro and from the translation of balance sheet items not held in functional currency.

The following table details the Group’s sensitivity to foreign exchange risk. The percentage movement applied to the currency is based on the average movements in the previous three annual reporting periods.

	2024	2023
	€m	€m
Increase/ (decrease) in Profit before taxation
EGP 43% change (2023: 27%)	191	116
TRY 54% change (2023: 43%)	104	33
ZAR 10% change (2023: 12%)	60	87
GBP 2% change (2023: 3%)	(50)	(46)

Equity risk

As noted on page 201, the Group has an embedded derivative option with valuation inputs that include the quoted share prices for Indus Towers and Vodafone Idea. The Group’s sensitivity to a 40% increase / decrease in the combined share price input to the option valuation model would result in a decrease / increase in profit before tax of €19 million / €137 million (2023: €116m / €445 million). The percentage sensitivity applied is based on the 12month volatility of the combined share prices.

There is no material equity risk relating to the Group’s equity investments which are detailed in note 13 ‘Other investments’.

Risk management strategy of hedge relationships

The risk strategies of the designated cash flow, fair value, and net investment hedges reflect the above market risk strategies.

The objective of the cash flow hedges is principally to convert foreign currency denominated fixed rate borrowings in US dollar, pound sterling, Australian dollar, Swiss franc, Hong Kong dollar, Japanese yen, Norwegian krona and US dollar floating rate borrowings into euro fixed rate borrowings and hedge the foreign exchange spot rate and interest rate risk. There are also cash flow hedges of certain subsidiary expenditure not denominated in functional currency of the entity, to hedge foreign exchange spot risk. Derivative financial instruments designated in cash flow hedges are cross-currency interest rate swaps and foreign exchange swaps and forwards. The swap maturity dates and liquidity profiles of the nominal cash flows match those of the underlying borrowings and exposures.

The objective of the net investment hedges is to hedge foreign exchange risk in foreign operations. Derivative financial instruments designated in net investment hedges are cross-currency interest rate swaps and foreign exchange swaps. The hedging instruments are rolled on an ongoing basis as determined by the nature of the business.

Hedge effectiveness is determined at the inception of the hedge relationship and through periodic prospective effectiveness assessments to ensure that an economic relationship exists between the hedged item and hedging instrument.

For hedges of foreign currency denominated borrowings and investments, the Group uses a combination of cross-currency and foreign exchange swaps to hedge its exposure to foreign exchange risk and interest rate risk and enters into hedge relationships where the critical terms of the hedging instrument match with the terms of the hedged item. Therefore the Group expects a highly effective hedging relationship with the swap contracts and the value of the corresponding hedged items to change systematically in the opposite direction in response to movements in the underlying exchange rates and interest rates. The Group therefore performs a qualitative assessment of effectiveness. If changes in circumstances affect the terms of the hedged item such that the critical terms no longer match with the critical terms of the hedging instrument, the Group uses the hypothetical derivative method to assess effectiveness.

22. Capital and financial risk management (continued)

Hedge ineffectiveness may occur due to:

a) The fair value of the hedging instrument on the hedge relationship designation date if the fair value is not nil;

b) Changes in the contractual terms or timing of the payments on the hedged item; and

c) A change in the credit risk of the Group or the counterparty with the hedging instrument.

The hedge ratio for each designation will be established by comparing the quantity of the hedging instrument and the quantity of the hedged item to determine their relative weighting; for all of the Group’s existing hedge relationships the hedge ratio has been determined as 1:1.

The fair values of the derivative financial instruments are calculated by discounting the future cash flows to net present values using appropriate market rates and foreign currency rates prevailing at 31 March. The valuation basis is level 2 of the fair value hierarchy. This classification comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset and liability, either directly or indirectly. Derivative financial assets and liabilities are included within trade and other receivables and trade and other payables in the statement of financial position.

The following table represents the carrying values and nominal amounts of derivatives in a continued hedge relationship as at 31 March.

				Other comprehensive income				Weighted average
				Opening	(Gain)/	Gain/(Loss)	Closing
		Carrying	Carrying	balance	Loss	recycled to	balance			Euro
	Nominal	value	value	1 April	deferred to	financing	31 March			interest
At 31 March 2024	amounts €m	assets €m	liabilities €m	2023 €m	OCI €m	costs €m	2024[1] €m	Maturity year	FX rate	rate %
Cash flow hedges - foreign currency risk[2]
Cross-currency and foreign exchange swaps:
- US dollar bonds	16,756	2,689	188	(2,709)	1,775	124	(810)	2039	1.18	3.29
- Australian dollar bonds	288	–	2	(21)	14	(6)	(13)	2027	1.56	1.57
- Swiss franc bonds	624	80	–	(3)	(22)	15	(10)	2026	1.08	1.57
- Pound sterling bonds	4,771	45	362	(37)	244	126	333	2043	0.86	4.05
- Hong Kong dollar bonds	233	20	–	(5)	2	3	–	2028	9.08	1.92
- Japanese yen bonds	78	–	11	(12)	15	(9)	(6)	2037	128.53	2.47
- Norwegian krona bonds	241	–	47	(12)	13	(6)	(5)	2026	9.15	1.12
- Foreign exchange forwards[3]	287	–	42	(34)	(15)	7	(42)	2024	29.88	–
Cash flow hedges - foreign currency and interest rate risk[2]
Cross currency swaps - US dollar bonds	–	–	–	(11)	11	–	–	–	–	–
Net investment hedge - foreign exchange risk[4]
Cross currency and foreign exchange swaps - South African rand investment	1,505	176	–	952	(54)	–	898	2026	17.81	2.19
	24,783	3,010	652	(1,892)	1,983	254	345

22. Capital and financial risk management (continued)

				Other comprehensive income				Weighted average
				Opening		Gain/(Loss)	Closing
		Carrying	Carrying	balance	(Gain)/Loss	recycled to	balance			Euro
	Nominal	value	value	1 April	deferred to	financing	31 March			interest
At 31 March 2023	amounts €m	assets €m	liabilities €m	2022 €m	OCI €m	costs €m	2023[1] €m	Maturity year	FX rate	rate %
Cash flow hedges – foreign currency risk[2]
Cross-currency and foreign exchange swaps hedging:
- US dollar bonds	17,690	4,456	–	(1,484)	(2,321)	1,096	(2,709)	2038	1.18	3.14
- Australian dollar bonds	288	13	–	(5)	31	(47)	(21)	2027	1.56	1.57
- Swiss franc bonds	624	58	–	20	(43)	20	(3)	2026	1.08	1.26
- Pound sterling bonds	4,195	61	152	109	6	(152)	(37)	2044	0.86	3.15
- Hong Kong dollar bonds	233	22	–	7	(17)	5	(5)	2028	9.08	1.48
- Japanese yen bonds	78	3	–	2	(9)	(5)	(12)	2037	128.53	2.47
- Norwegian krona bonds	241	–	34	3	17	(32)	(12)	2026	9.15	1.12
- Foreign exchange forwards[3]	383	–	34	(69)	34	1	(34)	2023	18.92	–
Cash flow hedges – foreign currency and interest rate risk[2]
Cross currency swaps - US dollar bonds	417	49	–	(1)	(20)	10	(11)	2023	1.17	1.07
Net investment hedge - foreign exchange risk[4]
Cross currency and foreign exchange swaps - South African rand investment	2,004	96	–	1,133	(181)	–	952	2025	18.23	1.83
	26,153	4,758	220	(285)	(2,503)	896	(1,892)

Notes:

1	Fair value movement deferred into other comprehensive income includes €251 million loss (2023: €383 million loss) and €10 million gain (2023: €17 million gain) of foreign currency basis outside the cash flow and net investment hedge relationships respectively.
2	For cash flow hedges, the movement in the hypothetical derivative (hedged item) mirrors that of the hedging instrument. Hedge ineffectiveness of the swaps designated in a cash flow hedge during the period was €67 million (2023: €nil).
3	Includes euro and US dollar forward contracts against Turkish lira to hedge foreign currency forecast expenditures in local markets. Notional amounts of €166 million (2023: €259 million) and $130 million or €121 million equivalent (2023: $134 million or €124 million equivalent) with weighted average exchange rates of 29.68 (2023: 18.36) and 30.15 (2023: 20.07) respectively to Turkish lira.
4	Hedge ineffectiveness of swaps designated in a net investment hedge during the period was €nil (2023: €nil).

The carrying value of bonds includes an additional €710 million loss (2023: €776 million loss) in relation to fair value of other bonds previously designated in fair value hedge relationships.

22. Capital and financial risk management (continued)

Changes in assets and liabilities arising from financing activities

					Assets and liabilities
		Derivative assets	Financial liabilities		arising from
	Borrowings	and liabilities	under put options	Other liabilities	financing activities
	€m	€m	€m	€m	€m
31 March 2023	66,390	(4,702)	485	103	62,276
Cash movements
Proceeds from issuance of long-term borrowings	1,533	–	–	–	1,533
Repayment of borrowings[1]	(10,106)	–	–	–	(10,106)
Net movement in short-term borrowings	(1,636)	–	–	–	(1,636)
Net movement in derivatives	–	144	–	–	144
Interest paid[1]	(2,531)	272	(17)	(54)	(2,330)
Purchase of treasury shares	–	–	–	–	–
Other	–	–	(493)	–	(493)
Non-cash movements
Fair value movements	–	2,233	–	–	2,233
Foreign exchange	61	(231)	–	1	(169)
Interest costs[2]	2,766	(395)	13	56	2,440
Lease additions	3,915	–	–	–	3,915
Transfer of assets and liabilities held for sale	(3,455)	(23)	–	(1)	(3,479)
Other	50	–	12	–	62
31 March 2024	56,987	(2,702)	–	105	54,390

					Assets and liabilities
		Derivative assets	Financial liabilities		arising from
	Borrowings	and liabilities	under put options	Other liabilities	financing activities
	€m	€m	€m	€m	€m
1 April 2022	70,092	(2,954)	494	1,498	69,130
Cash movements
Proceeds from issuance of long-term borrowings	4,071	–	–	–	4,071
Repayment of borrowings[1]	(13,538)	–	–	–	(13,538)
Net movement in short-term borrowings	3,172	–	–	–	3,172
Net movement in derivatives	–	261	–	–	261
Interest paid[1]	(2,444)	590	(18)	(79)	(1,951)
Purchase of treasury shares	–	–	–	(1,867)	(1,867)
Other	–	–	(12)	–	(12)
Non-cash movements
Fair value movements	–	(1,688)	–	–	(1,688)
Foreign exchange	(44)	(350)	–	(20)	(414)
Interest costs[2]	2,657	(561)	21	(113)	2,004
Lease additions	7,652	–	–	–	7,652
Acquisition and disposal of subsidiaries	(5,243)	–	–	–	(5,243)
Other[3]	15	–	–	684	699
31 March 2023	66,390	(4,702)	485	103	62,276

Note:

1

Includes €1,136 million (2023: €3,037 million) in Repayment of borrowings and €103 million (2023: €136 million) in Interest paid that are presented within Cash outflows from discontinued operations in the Consolidated statement of cash flows.

2	Includes €111 million (2023: €103 million) of Interest costs presented within Discontinued operations in the Consolidated income statement.
3	Movement in Other liabilities primarily relate to share buyback programmes.

22. Capital and financial risk management (continued)

Fair value and carrying value information

The carrying value and valuation basis of the Group’s financial assets are set out in notes 13 ‘Other investments’, 14 ‘Trade and other receivables’ and 19 ‘Cash and cash equivalents’. For all financial assets held at amortised cost the carrying values approximate fair value except as disclosed in note 13 ‘Other investments’.

The carrying value and valuation basis of the Group’s financial liabilities are set out in notes 15 ‘Trade and other payables’ and 21 ‘Borrowings’. The carrying values approximate fair value for the Group’s trade payables and other payables categories. For other financial liabilities a comparison of fair value and carrying value is disclosed in note 21 ‘Borrowings’.

Level 3 financial instruments

The Group’s borrowings include €1,720 million (2023: €1,485 million) of bank borrowings that are secured against the Group’s shareholdings in Indus Towers and Vodafone Idea (see note 12 ‘Investments in Associates and Joint Ventures’ for further details of these assets) and will be repaid through the realisation of proceeds from those assets. This arrangement contains an embedded derivative option which has been separately fair valued. The 31 March 2024 valuation of the embedded derivative asset of €22 million (2023: €198 million) is presented within derivative assets in current assets (see note 14 ‘Trade and other receivables’).

A Black Scholes model for European put options has been used as a valuation model and primarily uses market inputs (quoted share prices and volatilities for Indus Towers and Vodafone Idea) along with a strike price equal to the amount payable under the loan. The valuation includes an unobservable adjustment to reflect the potential timeframe to settle the loan and has been modelled using a range of potential durations up to 30 September 2025 (2023: September 2024). As a result of this unobservable adjustment, the option is classified as a level 3 instrument under the fair value hierarchy. An increase/(decrease) in durations applied of 6 months would increase/(decrease) the derivative asset by €31 million/(€7 million) (2023: €141million/(€115 million)).

Net financial instruments

The table below shows the Group’s financial assets and liabilities that are subject to offset in the balance sheet and the impact of enforceable master netting or similar agreements.

				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative	Collateral
At 31 March 2024	Gross amount €m	Amount set off €m	balance sheet €m	counterparties €m	(liabilities)/assets[1] €m	Net amount €m
Derivative financial assets	4,226	–	4,226	(899)	(2,628)	699
Derivative financial liabilities	(1,524)	–	(1,524)	899	741	116
Total	2,702	–	2,702	–	(1,887)	815

				Related amounts not set off in the balance sheet
			Amounts	Right of set off
			presented in	with derivative	Collateral
At 31 March 2023	Gross amount €m	Amount set off €m	balance sheet €m	counterparties €m	(liabilities)/assets[1] €m	Net amount €m
Derivative financial assets	6,124	–	6,124	(910)	(4,886)	328
Derivative financial liabilities	(1,422)	–	(1,422)	910	239	(273)
Total	4,702	–	4,702	–	(4,647)	55

Note:

1

Excludes non-cash collateral of €370 million (2023: €nil) which is not recognised on balance sheet but which would become payable to the Group in the event of a counterparty default on the related derivative financial assets.

Financial assets and liabilities are offset and the net amount reported in the consolidated balance sheet when there is a legally enforceable right to offset the recognised amounts and there is an intention to settle on a net basis or realise the asset and settle the liability simultaneously. Derivative financial instruments that do not meet the criteria for offset could be settled net in certain circumstances under ISDA (‘International Swaps and Derivatives Association’) agreements where each party has the option to settle amounts on a net basis in the event of default from the other. Collateral may be offset and net settled against derivative financial instruments in the event of default by either party. The aforementioned collateral balances are recorded in notes 13 ‘Other investments’ or 21 ‘Borrowings’ respectively.